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                                                                   EXHIBIT 10.63

                  FIRST ADDENDUM TO STOCK SUBSCRIPTION WARRANT


     1. Reference is hereby made to that certain Amended and Restated Stock Subscription Warrant to purchase 100,000 shares of the Company's Common Stock, $0.01 par value (the "Warrant") dated December 22, 1994, as evidenced by Warrant Certificate No. 94-6, issued by Memry Corporation (the "Company") to Connecticut Innovations, Incorporated ("CII") pursuant to the Convertible Subordinated Debenture Purchase Agreement by and between the Company and CII dated December 22, 1994, as amended by the First Amendment to Convertible Subordinated Debenture Purchase Agreement dated as of the date hereof (the "Purchase Agreement").

     2. The reference to "September 1, 2005" in the first paragraph of the Warrant shall be deleted and replaced with "the Final Exercise Date (as hereinafter defined)."

     3. The following Sections 5(g) and 5(h) shall be added to the Warrant as follows:

     (g) "Final Exercise Date" shall mean September 1, 2005; provided, however,
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that the Final Exercise Date shall be extended for two days for each one day (or part thereof) between February 28, 1995 and the Effective Date (as hereinafter defined).

     (h) "Effective Date" shall mean the date upon which the Security and
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Exchange Commission declares effective a Registration Statement (as defined in the Debenture purchase Agreement) free from any stop orders or suspensions by the Company.

     4. All references to "September 1, 1995" in the Warrant shall be deleted and replaced by "December 20, 1995".

     5. The terms "Warrants" and "Warrant Certificate" as used in the Warrant shall mean, respectively, the Warrants, as amended by this First Addendum and the Warrant Certificate, as amended by this First Addendum.

     6. The term "Debenture Purchase Agreement" as used in the Warrant shall mean the Purchase Agreement.

     7. Based on the representations of the Company in the Certificate attached hereto, the parties agree that, as of the date hereof, the Exercise Price shall be $0.65.
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     8.   This First Addendum to Stock Subscription Warrant, dated October 12,
1995, shall be affixed to the Warrant.

                                MEMRY CORPORATION



                                By: /s/ James G. Binch
                                    --------------------------
                                    Name:  James G. Binch
                                    Title: President

Acknowledged and Agreed:

CONNECTICUT INNOVATIONS, INCORPORATED



By: /s/ Victor R. Budnick
    ----------------------------
    Name:  Victor R. Budnick
    Title: Acting President and
           Executive President